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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                       NOVEMBER 9, 1998 (November 2, 1998)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



         OKLAHOMA                    1-13726                      73-1395733
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



          6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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             (Address of principal executive offices)     (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On November 2, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing that it has agreed to tender its 19.9% stake in Pan East Petroleum Corp. to Poco Petroleums Ltd. and has agreed to a property exchange with Pan East.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibit is filed herewith:

     99. Press Release issued by the Registrant on November 2, 1998.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /S/  AUBREY K. MCCLENDON
                                          --------------------------------------
                                                Aubrey K. McClendon,
                                                Chief Executive Officer

Dated:  November 6, 1998


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                                  EXHIBIT INDEX
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
EXHIBIT           DESCRIPTION
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
99                Press Release issued by the Registrant on November 2, 1998.


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